Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-06790

                               THE WESTWOOD FUNDS
                          WESTWOOD MIGHTY MITESSM FUND
                                  (THE "FUND")

       SUPPLEMENT DATED JUNE 10, 2005 TO THE PROSPECTUSES AND STATEMENT OF
               ADDITIONAL INFORMATION EACH DATED JANUARY 31, 2005

     The Fund currently imposes a 2.00% redemption fee on shares purchased and redeemed or exchanged before the seventh (7th) day after the date of purchase (the "Redemption Fee"). The Redemption Fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund,
(iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, (iv) shares were purchased through programs the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place and (v) the shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems limitations, and provided that such recordkeepers provide verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. To do so, all such recordkeepers must apply for an extension by June 30, 2005. These programs include programs utilizing omnibus accounts. The Fund seeks to apply these policies uniformly.